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                   SUPPLEMENT TO THE COMMON CLASS PROSPECTUS

                   WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
                    WARBURG PINCUS INTERNATIONAL EQUITY FUND
                WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
                      WARBURG PINCUS EMERGING MARKETS FUND
                WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND

The following supersedes contrary information in the section in the funds' Common Class Prospectus entitled "Other Information -- About the Distributor".

Effective January 3, 2000, Provident Distributors, Inc., located at Four Falls Corporate Center, West Conshohocken, PA 19428-2961, became the funds' distributor, and is responsible for making the funds available to you.

Credit Suisse Asset Management Securities, Inc. (CSAMSI) provides certain shareholder and other services related to the sale of the Common Class for which it is paid the distribution and service (12b-1) fee described in the Prospectus.

Portfolio Manager Changes. The following information replaces certain information in the funds' Common Class Prospectus:

WARBURG PINCUS EMERGING MARKETS FUND

Harold E. Sharon and Vincent J. McBride serve as Co-Portfolio Managers of the fund and Jun Sung Kim and Federico D. Laffan serve as Associate Portfolio Managers of the fund. Morid Kamshad no longer serves as Associate Portfolio Manager of the fund.

Dated: January 7, 2000                                            WPISF-16-0100A